Loans and Allowances for Credit Losses - Summary of Change in Nonperforming Assets (Parenthetical) (Detail) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Receivables [Abstract]
GNMA loans that are 90 days past due and continue to accrue interest	$ 1,700	$ 1,900	$ 2,500	$ 2,900	$ 3,100
Foreclosed GNMA loans that continue to accrue interest and excluded from nonperforming assets	$ 235	$ 267	$ 373	$ 535	$ 641